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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 22, 2005

                         Morgan Stanley Capital I Inc.
                  Morgan Stanley Mortgage Loan Trust 2005-5AR
                 Mortgage-Backed Certificates, Series 2005-5AR


                         MORGAN STANLEY CAPITAL I INC.
            (Exact name of registrant as specified in its charter)

          Delaware                      333-125593                13-3291626
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                               10036
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  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)  296-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8   Other Events
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Item 8.01.  Other Events
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Filing of Computational Materials
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     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2005-5AR, Morgan Stanley & Co. Incorporated, as the Underwriter of the Underwritten Certificates, has prepared certain materials for distribution to its potential investors. Although the Company provided Morgan Stanley & Co. Incorporated with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1 hereto.


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*      Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of Morgan Stanley Capital I Inc., relating to its Morgan Stanley Mortgage Loan Trust 2005-5AR, Mortgage Pass-Through Certificates, Series 2005-5AR.



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Section 9   Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
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       Not applicable.

(b)  Pro forma financial information:
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       Not applicable.

(c)  Exhibits:
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Exhibit No.    Description
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99.1           Computational Materials



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

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MORGAN STANLEY CAPITAL I INC..




                                               By: /s/ Valerie Kay
                                                   ---------------
                                               Name:   Valerie Kay
                                               Title:  Executive Director


Dated:  August 23, 2005



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

                                 Exhibit Index
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Exhibit                                                                 Page
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99.1     Computational Materials.                                          6



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